Ivy Funds

Ivy Small Cap Value Fund

Supplement dated November 22, 2004 to the Prospectus dated July 29, 2004 and supplemented September 1, 2004 and September 27, 2004

MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), announced that it has entered into an agreement to sell SSRM, the current sub-advisor for Ivy Small Cap Value Fund (the "Fund"), to BlackRock, Inc. The transaction is expected to close in January 2005 and will automatically terminate the Fund's investment sub-advisory agreement with SSRM.

         Consequently, Waddell & Reed Ivy Investment Company ("WRIICO"), the investment manager for the Ivy Funds, has proposed a new investment sub-advisory agreement with BlackRock Financial Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc. On November 17, 2004, the Board of Trustees of Ivy Funds considered and approved a new investment sub-advisory agreement between WRIICO and BlackRock, and recommended that shareholders of the Fund also approve that agreement. Shareholders of record on November 23, 2004 will be asked to consider the appointment of BlackRock as the new sub-advisor for the Fund at a Special Meeting of Shareholders that is anticipated to be held on January 27, 2005. At their meeting, the Board of Trustees also approved an interim investment sub-advisory agreement between WRIICO and BlackRock with respect to the Fund in the event that shareholders have not approved the proposed sub-advisory agreement prior to the close of the MetLife/BlackRock transaction. The interim agreement is substantially identical to the proposed investment sub-advisory agreement between WRIICO and BlackRock, except that its term expires 150 days from the date of the close of the MetLife/BlackRock transaction.

         A proxy statement relating to this proposal is expected to be mailed to shareholders of the Fund in December 2004.